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                                                                   Exhibit 10.1b

                 AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT
                  DATED AS OF OCTOBER 31, 1998 BY AND BETWEEN
                 PP&L GLOBAL INC. AND THE MONTANA POWER COMPANY

               This Amendment No. 1 dated as of June __, 1999 (this "Amendment"), between PP&L Global Inc., a Pennsylvania corporation ("Purchaser"), and The Montana Power Company, a Montana corporation ("Seller"), amends that certain Asset Purchase Agreement dated as of October 31, 1998 between Purchaser and Seller (the "Asset Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

               WHEREAS, Purchaser and Seller both find it in their respective interests to amend the Asset Purchase Agreement;

               WHEREAS, Purchaser has determined that it does not want to have assigned to it the BPA Peak/Energy Exchange, which is Exhibit L to the Power Sales Agreement, dated as of August 27, 1982, as amended by Revisions effective June 30, 1985 and April 14, 1997 between Seller and the United States of America, Department of Energy, acting by and through the Bonneville Power Administration (the "BPA Exchange Agreement");

               WHEREAS, Seller has no objection to Purchaser's request that the BPA Exchange Agreement be removed from the definition of "Power Purchase/Exchange Agreements" under the Asset Purchase Agreement and not be assigned to Purchaser, and since it will not be so assigned, Seller intends to pursue terminating the BPA Exchange Agreement, and Purchaser acknowledges it has no objection if the BPA Exchange Agreement is terminated;

               WHEREAS, Purchaser and Seller agree that there will be no adjustment to the Purchase Price as a result of not assigning the BPA Exchange Agreement to Purchaser; and

               NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, the parties hereto agree as follows:

               1. The definition of "Power Purchase/Exchange Agreements" included in Section 12.01 of the Asset Purchaser Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "Power Purchase/Exchange Agreements" means (i) the Power Purchase Agreement, effective as of May 13, 1994, between Seller and Basin Electric Power Cooperative; and (ii) the Exchange Agreement, dated as of August 18, 1993, between Seller and Idaho Power Company.

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     2.  Notwithstanding the inclusion of the BPA Exchange Agreement on any schedule or exhibit of the Asset Purchase Agreement, the BPA Exchange Agreement shall be deemed an Excluded Asset for all purposes hereunder as if it were listed in Section 1.01(b) of the Asset Purchase Agreement and any obligation under the BPA Exchange Agreement shall be a Retained Liability for all purposes hereunder as if it were listed in Section 1.02(b) of the Asset Purchase Agreement.

     3. All references to the Asset Purchase Agreement shall be deemed to refer to the Asset Purchase Agreement as amended by this Amendment.

     4. Except as specifically amended hereby, the original provisions of the Asset Purchase Agreement remain in full force and effect.

     5. This Amendment may be executed in counterparts, each of which shall be deemed as original, but all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first date above written.

THE MONTANA POWER COMPANY


By /s/ Michael E. Zimmerman
  ----------------------------
  Name:  Michael E. Zimmerman
  Title: Vice President & General Counsel


PP&L GLOBAL, INC.


By
  ----------------------------
  Name:
  Title:





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     2.   Notwithstanding the inclusion of the BPA Exchange Agreement on any schedule or exhibit of the Asset Purchase Agreement, the BPA Exchange Agreement shall be deemed an Excluded Asset for all purposes hereunder as if it were listed in Section 1.01(b) of the Asset Purchase Agreement and any obligation under the BPA Exchange Agreement shall be a Retained Liability for all purposes hereunder as if it were listed in Section 1.02(b) of the Asset Purchase Agreement.

     3. All references to the Asset Purchase Agreement shall be deemed to refer to the Asset Purchase Agreement as amended by this Agreement.

     4. Except as specifically amended hereby, the original provisions of the Asset Purchase Agreement remain in full force and effect.

     5. This Amendment may be executed in counterparts, each of which shall be deemed as original, but all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the first date above written.

THE MONTANA POWER COMPANY

By
   ---------------------------------------
   Name:
   Title:


PP&L GLOBAL, INC.

By /s/ Robert W. Burke, Jr.
   ---------------------------------------
   Name: Robert W. Burke, Jr.
   Title: Vice President and Chief Counsel


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